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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, the undersigned officer of KeyCorp (the "COMPANY"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "REPORT") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 12, 2003                            /s/ Henry L. Meyer III
                                          --------------------------------------
                                          Henry L. Meyer III
                                          Chairman, President and Chief
                                          Executive Officer